CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Money Market Fund, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Money Market Fund, Inc. for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Money Market Fund, Inc.

/s/ Eugene C. Sit                             /s/ Paul E. Rasmussen
--------------------------------              --------------------------------
Eugene C. Sit                                 Paul E. Rasmussen
Chairman                                      VP Treasurer
Sit Money Market Fund, Inc.                   Sit Money Market Fund, Inc.

Dated: November 30, 2004
       -----------------

A signed original of this written statement required by Section 906 has been provided by Sit Money Market Fund, Inc. and will be retained by Sit Money Market Fund, Inc. and furnished to the SEC or its staff upon request.


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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit U.S. Government Securities Fund, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit U.S. Government Securities Fund, Inc. for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit U.S. Government Securities Fund, Inc.


/s/ Eugene C. Sit                             /s/ Paul E. Rasmussen
--------------------------------              --------------------------------
Eugene C. Sit                                 Paul E. Rasmussen
Chairman                                      VP Treasurer
Sit U.S. Government Securities                Sit U.S. Government Securities
Fund, Inc.                                    Fund, Inc.

Dated: November 30, 2004
       -----------------

A signed original of this written statement required by Section 906 has been provided by Sit U.S. Government Securities Fund, Inc. and will be retained by Sit U.S. Government Securities Fund, Inc. and furnished to the SEC or its staff upon request.


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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mutual Funds II, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mutual Funds II, Inc. for the period ended September 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mutual Funds II, Inc.

/s/ Eugene C. Sit                             /s/ Paul E. Rasmussen
--------------------------------              --------------------------------
Eugene C. Sit                                 Paul E. Rasmussen
Chairman                                      VP Treasurer
Sit Mutual Funds II, Inc.                     Sit Mutual Funds II, Inc.

Dated: November 30, 2004
       -----------------

A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds II, Inc. and will be retained by Sit Mutual Funds II, Inc. and furnished to the SEC or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mutual Funds Trust, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mutual Funds Trust for the period ended September 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mutual Funds Trust for the periods presented in the report.

/s/ Eugene C. Sit                             /s/ Paul E. Rasmussen
--------------------------------              --------------------------------
Eugene C. Sit                                 Paul E. Rasmussen
Chairman                                      VP, Treasurer
Sit Mutual Funds Trust                        Sit Mutual Funds Trust

Dated: November 30, 2004
       -----------------

A signed original of this written statement required by Section 906 has been provided by Sit Money Market Fund, Inc. and will be retained by Sit Money Market Fund, Inc. and furnished to the SEC or its staff upon request.